September 22, 2021

BNY MELLON INVESTMENT FUNDS V, INC.

- BNY Mellon Diversified International Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Jeffrey M. Mortimer, CFA is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since March 2015. Mr. Mortimer is the Director of Investment Strategy for BNY Mellon Wealth Management. Mr. Mortimer also is an employee of BNYM Investment Adviser.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Jeffrey M. Mortimer, CFA is the fund's primary portfolio manager and is primarily responsible for investment allocation decisions. Mr. Mortimer has managed the fund since the fund's inception in March 2015. Mr. Mortimer is the Director of Investment Strategy for BNY Mellon Wealth Management and has been employed by BNY Mellon since June 2012. Mr. Mortimer has been employed by BNYM Investment Adviser since March 2013 and manages the fund in his capacity as an employee of BNYM Investment Adviser.

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